TOKEN2049 GLOBAL ↗

TOKEN2049 SINGAPORE

Wall Street's Biggest Macro Shift Since the Gold Standard

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

Trademarks and Copyrights

All trademarks, service marks and trade names appearing in this presentation are the property of their respective owners. The contents of this presentation are protected by copyright and may not be reproduced, distributed or used without the prior written consent of the Company

Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of final transaction executed documents should not be relied on and participation in the transaction disclaims previous communications.



Thomas J. Lee, CFA

Fundstrat Global
Head of Research

Fundstrat Capital
Chief Investment Officer

BitMine Immersion
Chairman of Board

The Alchemy of 5%

Table of Contents

01
Biggest Macro Shift since USD off Gold in 1971

Bitcoin is the OG

Asset	Price on Dec 31, 2016	As of Sept 26, 2025	% change
Ethereum	$8.02	$3,931	48,915%
Bitcoin	$963.74	$109,410	11,252%
Nvidia	$2.67	$178.19	**6574%**
Nasdaq 100 (QQQ)	$118.48	$595.97	**403%**
Gold	$1,151.70	$3,772.88	**228%**
S&P 500	2,238.83	6,643.70	**197%**
Eurostoxx 50	3,290.52	5,368.55	**63%**
MSCI emerging markets	861.97	1,325.58	**54%**
High-yield (HYG)	$86.66	$80.92	**-7%**
IG Loans (LQD)	$119.16	$111.06	**-7%**
US Treasuries (TLT)	$119.13	$88.90	**-25%**

Souce: Fundstrat

Bitcoin is the OG

Asset	Price on Dec 31, 2016	As of Sept 26, 2025	% change
Ethereum	**$8.02**	**$3,931**	**48,915%**
Bitcoin	$963.74	$109,410	**11,252%**
Nvidia	$2.67	$178.19	**6574%**
Nasdaq 100 (QQQ)	$118.48	$595.97	**403%**
Gold	$1,151.70	$3,772.88	**228%**
S&P 500	2,238.83	6,643.70	**197%**
Eurostoxx 50	3,290.52	5,368.55	**63%**
MSCI emerging markets	861.97	1,325.58	**54%**
High-yield (HYG)	$86.66	$80.92	**-7%**
IG Loans (LQD)	$119.16	$111.06	**-7%**
US Treasuries (TLT)	$119.13	$88.90	**-25%**

Souce: Fundstrat

In 1971,
USD went “fully synthetic”

BMNR

FEDERAL RESERVE HISTORY

August 1971

Nixon Ends Convertibility of U.S. Dollars to Gold and Announces Wage/Price Controls

August 1971

With inflation on the rise and a gold run looming, President Richard Nixon's team enacted a plan that ended dollar convertibility to gold and implemented wage and price controls, which soon brought an end to the Bretton Woods System.

In 1971, the USD became fully "synthetic"


THE UNITED STATES OF AMERICA
05632297 D
05632297 D
ONE DOLLAR

US financial system innovation born

Find
Store of value


GOLD
GOLD
GOLD

Gold

Create market for "synthetic dollar"



Wall Street

Dollar value represents approximate value of BMNR treasury through time

Illustrative | For Discussion Purposes

Wall Street innovation exploded in 15 years post-1971


Synthetic dollar
1971
Money Market funds
late 1971
Currency futures
1972
Debit *cards*
1978
Mortgage Backed securities
late 70s
Currency swaps
1981
Interest rate swaps
1981
S&P 500 Index futures
1982
Zero-coupon bonds
1983
CDOs
1987
Exchange traded funds
1989

Souce: Fundstrat

Financial institutions **7 of the top 30** largest cos in the world

Rank	Name	Market Cap
1	NVIDIA NVDA	$4.247 T
2	Microsoft MSFT	$3.766 T
3	Apple AAPL	$3.445 T
4	Alphabet (Google) GOOG	$2.577 T
5	Amazon AMZN	$2.442 T
6	Meta Platforms (Facebook) META	$1.855 T
7	Saudi Aramco 2222.SR	$1.527 T
8	Broadcom AVGO	$1.398 T
9	TSMC TSM	$1.197 T
^1 10	Berkshire Hathaway BRK-B	$1.084 T
11	Tesla TSLA	$1.076 T
12	JPMorgan Chase JPM	$828.82 B
13	Walmart WMT	$773.94 B
14	Tencent TCEHY	$706.37 B
15	Visa V	$682.78 B
16	Eli Lilly LLY	$656.72 B
17	Oracle ORCL	$635.16 B
18	Mastercard MA	$538.14 B
19	Netflix NFLX	$513.41 B
20	Exxon Mobil XOM	$487.24 B
21	Johnson & Johnson JNJ	$426.68 B
22	Costco COST	$418.34 B
23	Home Depot HD	$404.89 B
24	Bank of America BAC	$375.82 B
25	Palantir PLTR	$371.76 B
26	AbbVie ABBV	$371.68 B
27	Procter & Gamble PG	$367.84 B
28	ICBC 1398.HK	$340.94 B
29	Agricultural Bank of China 601288.SS	$335.32 B
30	Samsung 005930.KS	$329.98 B

Souce: Coinmarket Cap

02
Wall Street and AI are building on the Blockchain

The GENIUS Act Sets The Stage for a Stablecoin Boom

Opens a new frontier for crypto innovation by establishing a clear federal regulatory framework while preserving a strong state pathway for stablecoin issuance. Defines a payment stablecoin as a digital asset used for payment or settlement that is pegged to a fixed monetary value.

Aims to improve transaction efficiency, expand financial inclusion, and strengthen the dollar's supremacy as the world reserve currency by driving demand for U.S. Treasuries.

Establishes clear procedures for institutions seeking licenses to issue stablecoins. Implements reserve requirements and light-touch, tailored regulatory standards for stablecoin issuers. Applies the Federal Reserve's regulatory framework to depository institutions and the Office of the Comptroller of the Currency's framework for non-bank issuers of more than $10 billion in stablecoins.

Allows state regulation for issuers with less than $10 billion in market capitalization. Provides a waiver process for issuers exceeding the $10 billion threshold to remain state-regulated. Establishes supervisory, examination, and enforcement regimes with clear limitations.

SEC Project Crypto: Moving Wall Street onto Blockchain

The SEC unveiled "Project Crypto" in July 2025 under Chairman Paul Atkins Igniting a pro-crypto era by committing to modernize securities regulations, drive blockchain adoption across Wall Street, and position the U.S. as the undisputed leader in digital finance innovation.

The initiative seeks to overhaul outdated rules to unleash crypto's potential. Providing crystal-clear regulatory guidance on applying securities laws to digital assets, empowering trading venues to integrate blockchain technology and bring traditional financial markets fully "on chain."

Move Wall Street onto the blockchain: By prioritizing tokenized assets, smart contract frameworks, and on-chain trading, custody, and issuance, Project Crypto is set to transform Wall Street into a blockchain-powered powerhouse, fostering a unified ecosystem where crypto and traditional finance thrive together.

Streamline innovation : Through a dedicated Crypto Task Force, nationwide stakeholder roundtables, and close collaboration with the CFTC, the project is already unlocking exciting opportunities like enhanced staking for investors, Ethereum-based investments, and a "Reg-Super App" for broker-dealers to offer comprehensive crypto services, accelerating America's ascent as a crypto superpower.

In 2025, real world becoming "digital"

2025

Wall Street building here

Find "Digital" Store of value

Bitcoin

Create market for "digital assets"

Ethereum

Dollar value represents approximate value of BMNR treasury through time

Illustrative | For Discussion Purposes

Bitcoin >$1 million per coin as BTC surpasses Gold value

Value of Gold ($/oz)

Bitcoin / Gold ratio	$2,627	$3,000	$4,000	$5,000	$6,000
10%	$92,010	$105,072	**$140,096**	$175,120	$210,144
25%	$230,025	$262,680	$350,240	$437,800	$525,360
50%	$460,050	$525,360	$700,480	$875,599	$1,050,719
75%	$690,076	$788,039	$1,050,719	$1,313,399	$1,576,079
100%	$920,101	$1,050,719	**$1,400,959**	**$1,751,199**	$2,101,439
125%	$1,150,126	$1,313,399	**$1,751,199**	**$2,188,999**	$2,626,798
150%	$1,380,151	$1,576,079	$2,101,439	$2,626,798	$3,152,158

Souce: Fundstrat

Wall Street to innovate on the blockchain next 10-15 years


2025
Stablecoins
Tokenize Equities
Tokenize Credit
Tokenize Real estate
Monetize Reputation
Monetize Intellectual property
Modernize data collection
Monetize royalties
Monetize loyalty programs
Verify agentic AI
Proof of humanity

Souce: Fundstrat

Ethereum's **ChatGPT** Moment = Widespread Use Cases in Development by US Corporates


6,405.00
4,695.00
4,800.00
ETHUSD
3,746.43
2,985.00
2,360.00
1,730.00
405.0000
330.0000
240.0000
150.0000
130.0000
100.0000
70.0000
2020
2021
2022
2023
2024
2025
2026
FINANCE
Jamie Dimon says JPMorgan Chase will get involved in stablecoins as fintech threat looms
Goldman and BNY Team Up to Tokenize Money-Market Funds
Banking giants join growing list of traditional financial firms seeking to bring crypto technology to assets ranging from stocks and investment funds to commodities
By Vicky Ge Huang Follow
July 23, 2025 3:37 pm ET
CRYPTO WORLD
Robinhood gives out tokens of OpenAI and SpaceX in Europe. Stock hits record
Walmart and Amazon Are Exploring Issuing Their Own Stablecoins
Corporate coins could take payments activity away from banks and the traditional financial system
By Gina Heeb Follow, AnnaMaria Andriotis Follow and Josh Dawsey Follow
Updated June 13, 2025 4:51 pm ET

STABLE COINS: USA wants stablecoins to gain

USD dominance by market:
- 27% of global GDP
- 57% central bank reserves
- 88% of financial market trades
- 100% of stablecoin denomination

Stablecoins collectively 12th largest holder of US Treasuries. Above $1.1T and would become the largest.

AI: a16z Rationale For Moving Onto The Blockchain

11 AI x crypto crossovers

a16z's *Sam Broner, Jay Drain Jr., Matt Gleason, Liz Harkavy, Scott Duke Kominers, Carra Wu, Guy Wuollet*

The economics of the internet are already changing. As the open web collapses into a prompt bar, we have to wonder: Will AI lead to an open internet or a maze of new paywalls? Who will control it, big centralized companies or broad communities of users?

Identity

1. Persistent data and context in AI interactions
2. Universal identity for agents
3. Forwards-compatible proof-of-personhood

Decentralized Infrastructure for AI

4. Decentralized physical infrastructure (DePIN) for AI
5. Infrastructure and guardrails for interactions between AI agents, end-of-service providers, and users
6. Keeping AI/vibe-coding apps in sync

New Economic and Incentive Models

7. Micropayments that support revenue sharing
8. Blockchains as a registry for intellectual property and provenance
9. Webcrawlers that help compensate content creators
10. Privacy-preserving ads that are tailored, not creepy

Owning the AI of the Future

11. AI companions, owned and controlled by humans

Souce: Fundstrat

Exhibit A: Tether (and Circle)

Rank	Bank Name	Market Cap (USD Billions)	Country
1	JPMorgan Chase	$869.08	USA
2	**Tether**	**$500.00**	**Global**
2	Bank of America	386.71	USA
3	Industrial and Commercial Bank of China	346.06	China
4	Agricultural Bank of China	319.35	China
5	Wells Fargo	272.32	USA
6	Citigroup	255.58	USA
7	China Construction Bank	254.26	China
8	Morgan Stanley	242.93	USA
9	HSBC	241.09	UK
10	Bank of China	219.99	China
11	Royal Bank of Canada (RBC)	206.05	Canada
12	Goldman Sachs	190.38	USA

Souce: Fundstrat

Exhibit A: Tether (and Circle)

Rank	Bank Name	Market Cap (USD Billions)	Country
1	JPMorgan Chase	$869.08	USA
2	**Tether**	**$500.00**	**Global**

	J.P.Morgan	tether
Market value	$869 billion	$500 billion
Employees	317,233	150
Market value per employee	**$2.79 million**	**$3.33 billion**

Souce: Fundstrat

03
Ethereum Network Value

Ethereum in 2025 is having its "1971" moment

WALL STREET: Many are building projects on Ethereum


rip.eth
@ripdoteth
the financial system is being rebuilt on ethereum
BlackRock
J.P.Morgan
UBS
Swift
VISA
shopify
DWS
SAP
BNY
Robinhood
中国银行
BANK OF CHINA
HSBC
FRANKLIN TEMPLETON
Fidelity
Deutsche Bank
coinbase
WISDOMTREE
DBS
caceis
Baillie Gifford
GUGGENHEIM
VanEck
ChinaAMC
nab

Souce: X.com

TVL: Ethereum dominates


DefiLlama
OP Mainnet: (0.31%)
Vaulta: (0.31%)
Polygon: (0.89%)
Avalanche: (1.66%)
Arbitrum: (2.63%)
Tron: (4.76%)
BSC: (6.12%)
Bitcoin: (6.48%)
Solana: (8.85%)
Ethereum: (67.99%)
DefiLlama

Souce: Fundstrat

SWIFT: Experiments with onchain on Ethereum Layer 2

The Block
@TheBlock__

Swift experiments with onchain migration using Ethereum Layer 2 Linea: report


Swift
Swift experiments with onchain migration using Ethereum Layer 2 Linea: report

From theblock.co

Souce: X.com

Ethereum is also where AI to be building on blockchain


Coin Bureau
@coinbureau
🚨ETH'S ENTERING ITS "2017 BITCOIN" MOMENT!
Tom Lee says $ETH could be on the verge of its own 120x run as regulation opens doors, Wall Street's stablecoins piles in, and AI converges with crypto ALL on #Ethereum!⛓️
Also, it's the second largest blockchain!🚀
6:30 AM · Aug 11, 2025 · 114.2K Views
197
273
1.3K
132

Souce: X.com

COINTELEGRAPH
The future of money



Martin Young
Apr 15, 2025

Ethereum could be AI’s key to decentralization, says former core dev

According to Eric Conner, former Ethereum core developer, the blockchain network offers a robust framework for ethical AI by combining transparency through verifiable smart contracts, decentralization to counteract Big Tech monopolies, incentive alignment via token economies, and integrated micropayment systems.

“There is a huge opportunity for Ethereum to become a decentralized partner in solving current problems with artificial intelligence platforms” says Connor

The bigger the base, the bigger the breakout


???
$4,866
$1,385
$90
5000
4148
3000
2000
1000
Log
500
400
300
200
100
2018
2019
2020
2021
2022
2023
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2025
XETUSD Curncy (XET-USD Cross Rate) ETH Ethereum vBMNR Monthly 25DEC2011-30SEP2025
Copyright© 2025 Bloomberg Finance L.P.
29-Sep-2025 14:17:26

Souce: Bloomberg

ETH/BTC ratio: 2025 tailwinds argue for ATH in ratio


ETH/BTC:
????
ETH/BTC:
0.08727
8-yr avg:
0.04790
ETH/BTC:
0.03640
0.10000
0.09000
0.08000
0.07000
0.06000
0.05000
0.04000
0.03640
0.03000
0.02771
0.02000
2018
2019
2020
2021
2022
2023
2024
2025
XETUSD Curncy (XET-USD Cross Rate) ETH BTC vBMNR Daily 08FEB2018-30DEC2025
Copyright© 2025 Bloomberg Finance L.P.
29-Sep-2025 14:19:00

Souce: Bloomberg and Fundstrat

Illustrative | For Discussion Purposes

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

8-yr avg (0.0479) | 2021 high (0.0873)

BTC Price	0.0239	0.0359	0.0479	0.0598	0.0873	0.1250	0.2500	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	**$11,965**	14,956	**$21,818**	31,250	62,500	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	250,000	350,000

Souce: Fundstrat

Illustrative | For Discussion Purposes

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

BTC Price			8-yr avg		2021 high		ETH "payment rails"	
	0.0239	0.0359	**0.0479**	0.0598	**0.0873**	0.1250	0.2500	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	**$11,965**	14,956	**$21,818**	31,250	**$62,500**	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	250,000	350,000

Souce: Fundstrat

Illustrative | For Discussion Purposes

04
Digital Asset Treasury Fundamentals

5 ways to increase ETH per share

01

Issue stock at a premium to the dollar value ETH held per share

02

Issue equity-linked securities to monetize the volatility embedded in both the stock and the underlying ETH held

03

Income from operations and invest into more ETH

04

Earn staking rewards and invest into more ETH

05

Acquire DAT trading at close to NAV of ETH held

DAT Case: Microstrategy[1] Created A Roadmap

MSTR: a 35x return since Bitcoin pivot


$335
$13
8/11/20: “Bitcoin Pivot”
700
600
500
455.90
400
329.9824
300
200
100
80
70
60
50
40
30
20
10
Log
2020
2021
2022
2023
2024
2025
MSTR US Equity (MicroStrategy Inc) Daily 11AUG2020-16JUL2025
Copyright© 2025 Bloomberg Finance L.P.
26-Jul-2025 13:33:55

Since 2020 (start of DAT), MicroStrategy gain from **$13** to **$335**

1. with consent from Michael Saylor. DAT = digital asset treasury

Treasury Case Study: Driving 25x Total Return vs. Underlying Crypto Return of 10x

	Price at Treasury Start	End of 6 Months	Spot Price[1]	Price Increase
BTC	$11k 8/11/2020	$47k 2/11/2021	$108k	10x
MSTR Strategy	$13.49 8/11/2020	$100.99 2/11/2021	$335.30	25x

$MSTR price rise:

→ **10x** due to $BTC Bitcoin rising from $11k to $118k

→ **15x** implied due to treasury strategy

Treasury strategies have the potential to drive excess gains over token price gains

1. Spot Price as of 3PM ET of 8/29/2025. Source: Bloomberg
Note: For illustrative purposes only. Not an indication of future returns.

Bitmine is 2nd largest Crypto Treasury in the World


Total value of DAT ($million, log-scale)
MSTR $69,004
BMNR $8,979
MARA $5,525
CEP $4,748
SBET $3,756
BSTR $3,275
RIOT $2,099
MTPLF $2,072
COIN $1,895
DJT $1,637
ETHM $1,540
CLSK $1,386
TSLA $1,256
HUT $1,164
XYZ $948
GLXY $752
NXTT $636
NAKA $629
BTBT $540
SMLR $548
CCCMU $538
GME $514
CANG $511
ETHZ $456
EMPD $438
ADE GY $393
434 HK $397
SQNS $346
BTCS $312
Bitcoin
Ethereum

1. Spot Price as of 5PM ET of 8/31/2025. Source: Fundstrat
Note: For illustrative purposes only. Not an indication of future returns.

Treasury Holdings Growth - BMNR vs MSTR Comparison


Strategy₿
68,067
BitMine
$8,979
8,912
407
$265
241
MSTR
BMNR
Treasury Holding Value ($M) - Log scale
0
365
730
1,095
1,460
1,825
Rebased Day 0 = Start of Crypto Treasury Strategy

ALCHEMY OF 5%: BMNR ranked #26 by 5-day avg daily $ volume

For the week ending Sep 26

	Tic		Sector	Market Cap ($M)	5D Avg Daily $ Volume ($M)
1	TSLA	Tesla Inc	Discretionary	$1,464,396	$40,912
2	NVDA	NVIDIA Corp	Technology	$4,330,017	$33,823
3	AAPL	Apple Inc	Technology	$3,791,126	$15,738
4	AMZN	Amazon.com Inc	Discretionary	$2,343,934	$11,554
5	ORCL	Oracle Corp	Technology	$805,512	$10,926
6	PLTR	Palantir Technologies Inc	Technology	$403,841	$9,729
7	MSFT	Microsoft Corp	Technology	$3,801,767	$8,716
8	META	Meta Platforms Inc	Comm. Services	$1,613,166	$7,827
9	AVGO	Broadcom Inc	Technology	$1,579,773	$7,259
10	GOOGL	Alphabet Inc	Comm. Services	$2,776,311	$6,805
11	INTC	Intel Corp	Technology	$165,794	$6,385
12	AMD	Advanced Micro Devices In	Technology	$258,779	$6,145
13	MU	Micron Technology Inc	Technology	$176,005	$5,922
14	APP	AppLovin Corp	Technology	$206,073	$4,623
15	CRWV	CoreWeave Inc	Technology	$44,582	$4,531
16	GOOG	Alphabet Inc	Comm. Services	$2,776,311	$4,421
17	OKLO	Oklo Inc	Utilities	$16,315	$4,159
18	MSTR	MicroStrategy Inc	Technology	$81,565	$3,958
19	HOOD	Robinhood Markets Inc	Financials	$94,253	$3,686
20	RGTI	Rigetti Computing Inc	Technology	$10,107	$3,483
21	UNH	UnitedHealth Group Inc	Health Care	$311,624	$3,138
22	COST	Costco Wholesale Corp	Cons. Staples	$406,203	$2,996
23	NFLX	Netflix Inc	Comm. Services	$514,420	$2,852
24	IONQ	IonQ Inc	Technology	$20,028	$2,640
25	MRVL	Marvell Technology Inc	Technology	$71,701	$2,570
26	**BMNR**	**Bitmine Immersion T**	**Technology**	**$14,379**	**$2,561**
27	V	Visa Inc	Financials	$573,085	$2,439
28	OPEN	Opendoor Technologies Inc	Real Estate	$6,484	$2,417
29	LLY	Eli Lilly & Co	Health Care	$685,746	$2,403
30	COIN	Coinbase Global Inc	Financials	$67,257	$2,395

24	IONQ	IonQ Inc	Technology	$20,028	$2,640
25	MRVL	Marvell Technology Inc	Technology	$71,701	$2,570
26	**BMNR**	**Bitmine Immersion T**	**Technology**	**$14,379**	**$2,561**
27	V	Visa Inc	Financials	$573,085	$2,439
28	OPEN	Opendoor Technologies Inc	Real Estate	$6,484	$2,417

As of Sep 26, 2025

ALCHEMY OF 5%: BMNR+MSTR = 84% DAT trading volume

BitMine


BMNR
34%
% of DATs $ Trading Volume*
MSTR
52%

As of Sep 26, 2025

Treasury Holdings Growth - BMNR vs other ETH DAT Cos.


BitMine
9.3x
SBET
BMNR
ETHZ
FGNX
BTBT
BTCS
BTCS
3.9x
3.2x
SHARPLINK
GAMING
1.9x BIT DIGITAL
1.5x
1.0x FGNX
1.00x
Rebased $ Ethereum per share
(DAT Start = 1.00x)
0
10
20
30
40
50
60
70
80
90
100
110
120
DAT Start = Day 0

ETH Treasury cos are crypto infrastructure businesses

01
Ethereum is a proof of stake blockchain, so ETH Treasury companies secure the network

02
ETH generates a staking yield, effectively revenues for ETH Treasury companies

03
Staking secures the ETH network, hence providing enhanced network security

04
Stablecoin issuers, and those tokenizing real-world assets will want to stake ETH to similarly provide network security

Roadmap - Looking Ahead



Made in America Validator Network



Artwork and Culture

ethereum foundation

Governance and Technology

Community Participant


ethereum

Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"

BitMine MoonShots


5%

5% of the Ethereum Network

Roadmap - Looking Ahead



Made in America Validator Network



Artwork and Culture

ethereum foundation

Governance and Technology

Community Participant


TO THE MOON!


ethereum

Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"

BitMine MoonShots


5%

5% of the Ethereum Network

Thank You!